EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Suda, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, First American Silver Corp.'s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of First American Silver Corp.


Date: July 16, 2010                 By: /s/ Robert Suda
                                       -----------------------------------------
                                           Robert Suda
                                    Title: President, Secretary, Chief Financial
                                           Officer, Treasurer and Director

A signed original of this written statement required by Section 906 has been provided to First American Silver Corp. and will be retained by First American Silver Corp. and furnished to the Securities and Exchange Commission or its staff upon request.